                                      THE
                                 GREATER CHINA
                                   FUND INC.

                                 ANNUAL REPORT
                               December 31, 2001

                         [Logo of Dragon in Tint Block]

TABLE OF CONTENTS

The Fund's Management      2

Letter to Shareholders     3

Report of the Investment Manager    5

Portfolio of Investments   8

Statement of Assets and Liabilities 12

Statement of Operations    13

Statement of Changes in Net Assets  14

Notes to Financial Statements       15

Financial Highlights       22

Report of Independent Auditors      24

Supplemental Information   25

Dividend Reinvestment Plan 28

This report, including the financial statements herein, is sent to the shareholders of The Greater China Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

The Greater China Fund, Inc.
51 West 52nd Street
New York, New York 10019
www.greaterchinafund.com

For information call (201) 318-4150

Additional information (including updated net asset value and market price) may be obtained on the Fund's internet site.

                                                          [GCH LISTED NYSE LOGO]

THE FUND'S MANAGEMENT

DIRECTORS

Richard B. Bradley, Chairman
Edward Y. Baker
John A. Bult
Richard Graham
John A. Hawkins
Hugh G. Lynch
Jonathan J.K.Taylor
Tak Lung Tsim

EXECUTIVE OFFICERS
Ronald G.M. Watt, President
Sam Lau, Vice President
Kevin Mahoney, Vice President
Paul H. Schubert, Treasurer & Secretary

INVESTMENT MANAGER
Baring Asset Management (Asia) Ltd.
19th Floor
Edinburgh Tower
15 Queen's Road Central
Hong Kong

ADMINISTRATOR
Brinson Advisors, Inc.
51 West 52nd Street
New York, New York 10019

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

SHAREHOLDER SERVICING AGENT
PFPC Inc.
P.O. Box 8030
Boston, Massachusetts 02266

INDEPENDENT AUDITORS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

LEGAL COUNSEL
White & Case
1155 Avenue of the Americas
New York, New York 10036

LETTER TO SHAREHOLDERS
February 15, 2002

Dear Shareholder,

In another testing year for equity investment, the net asset value of your shares in The Greater China Fund Inc ("the Fund") dropped by 2.4% during 2001. Although it is disappointing to record any negative return, this does compare very favorably with the 20% fall of the Fund's benchmark, and indeed the 16% drop of the major global equity index (MSCI World).

I mentioned in last year's report that our markets could not be immune to a downturn in the US, and this proved the decisive factor for most equity returns during 2001. The markets of Greater China enjoyed some immunity, and favorable domestic developments generated positive returns for much of the year, but the slowdown across the Pacific eventually impacted your investment in the Fund.

I am pleased, however, that our Investment Manager's stock selection has again successfully limited the degree of negative return.

The media publicity that China has had over the last year has been mixed and reflects the contradictions of a society going through intense change. On the one hand there is China's entry into WTO and her successful bid for the 2008 Olympics. On the other there have been a series of scandals in the financial sector, all of which include corruption by senior officials.

Your Board saw aspects of the different faces of China during its annual visit last year. We saw in Shanghai a glittering showcase of a modern metropolis, the world's tallest hotel, reformist leadership, continued high growth and an increased awareness of shareholder returns. We noted too the continued successful restructuring and privatization of the energy sector, not least in partnership with British Petroleum. However, on the negative side, we must mention about the opaque intentions of the regulator in sectors like telecommunications, the weak balance sheets of the banks, the dominance of regulatory announcements as a mover of stock market performance and the damage done to investor confidence by corruption scandals.

Overall I feel that China now has a remarkable opportunity to extend her global influence, especially with Japan's current weakness, and for a new generation of leaders to make the bold decisions necessary to maintain China's economic success. Continued economic growth is likely to be more reflected in earnings growth, although selectivity will remain the key to successful equity investment.

2002 is likely to see three main challenges for equity investors in Greater China. The first is the change in China's political leadership, due in the autumn. I am confident that this will happen smoothly, and those of your Board who have already met Hu Jintao, the likely successor to Jiang Zemin as General Secretary of the Party, are impressed.

The second challenge will be the pace of recovery in the global economy, and especially that of the US, China's major export market. This is harder to predict but the likelihood is for both economic and earnings improvements to be visible in the second half of the year. All equity markets, but particularly those leveraged to a US recovery, should benefit from this later in the year.

The third challenge is one of increased transparency of corporate profits. At a time when the Enron/Andersen affair has shown us all so vividly the gaps between developed market accounting and economic reality, the Chinese regulators will need to try and ensure that their company earnings results are credible. This will be crucial to the successful privatisation, for example, of the banking sector. Although accounting rules are a difficult challenge for all regulators, we shall be looking to the China Securities Regulatory Commission (CSRC) to continue to exercise its authority and enforce compliance with its regulations during 2002.

Last year the Board continued to look at ways of increasing shareholder value in relation to the continued discount of the Fund's shares to its NAV. We reached the conclusion that while there is no simple fix available to the satisfaction of all (and especially long term) shareholders, we could not continue to see the fund trade at a substantial discount indefinitely. Should the discount continue at such a level, the Board would take measure to counter it. The details have been announced (and can be seen in detail on our website www.greaterchinafund.com): and I hope that you will agree that this is a sensible way forward.

I would like to thank all shareholders for their support in 2001. After two difficult years for equity investors (during which the Greater China Fund has proved a relative haven of tranquillity compared to say the domestic US markets), I believe that many of us are more optimistic about the returns for Emerging Markets in general and those for Greater China or North Asia in specific than we have been for some time. Although expectations for equity returns have been sharply downgraded over the last year, there will be pockets of better performance, both geographical and sectoral. I am expecting China to be one of them in the Year of the Horse.

Sincerely,

Richard B. Bradley
Chairman

REPORT OF THE INVESTMENT MANAGER

OVERVIEW

The equity markets of "Greater China" turned in rather polarized performance in 2001. As WTO and Olympic-induced fervor eventually dissipated, Hong Kong stocks and red chips reversed their gains in the first half of the year and fell sharply on the back of weakness of global equity markets and concerns over the economic outlook of the US economy. "H" and "B" shares outperformed, with the latter turning in exceptional performance following the opening up of the market to local Chinese investors. For most of the year, there had been a lack of major themes in the equity markets as uncertainty of US economic recovery lingered. Direction of the markets was instead driven by sporadic news flows regarding regulatory changes in industries such as telecommunications and power utilities.

Despite the 20.2% decline in the benchmark, MSCI Zhong Hua Index, the fund outperformed by registering a decline in NAV of 2.4% during the year. Like the previous years, stock selection was the main reason. Positive contributors to the performance include the Fund's holdings in "H" and "B" shares as well as a number of small and medium size companies in Hong Kong such as Kingboard Chemical and Smartone.

The table below portrays the net asset value performance of the Fund compared with the benchmark:*

                                            2001              2000              1999             1998
The Greater China Fund, Inc.                -2.4%             -5.5%             -36.1%           -31.3%
Benchmark                                   -20.2%            -13.4%            -13.3%           -42.4%

Source: BAM

*Benchmark of the Fund - MSCI China Free Index before June 2000; MSCI Zhong Hua Index after June 2000.

[CHART]

PERFORMANCE OF NET ASSET VALUE PER SHARE

1st Qtr 2001    4.1

2nd Qtr 2001   14.8

3rd Qtr 2001  -27.4

4th Qtr 2001   12.6

Year 2001      -2.4

ASSET ALLOCATION

In terms of asset allocation by markets, weighting in Taiwan was increased from 3% to 5% as the Taiwanese technology sector showed some signs of bottoming-out towards the end of 2001. The Fund's position in Hong Kong was also increased, mainly through turnaround plays which appeared set to emerge from business downcycle, like Johnson Electric and Hopewell. In terms of sector allocation, exposure to the consumption and service-related sectors was increased, mainly through apparel and transportation, as domestic consumption spending in China continues to look promising. Separately, through purchases of privatized oil companies, we have raised our exposure to the Energy sector in view of its long-term growth prospects and undemanding valuation. The Fund also selectively participated in a number of new share issues such as CNOOC and Travelsky.

ASSET ALLOCATION           DECEMBER 31, 2001         DECEMBER 31, 2000
Hong Kong (Others)                       39%                       33%
Red Chips                                29%                       32%
China `H' and `B' Shares                 26%                       26%
Taiwan                                    5%                        3%
Cash                                      1%                        6%

REVIEW AND OUTLOOK

While the year 2001 was a difficult year for the world economy and equity markets in general, signs of better prospects in 2002 are emerging. Global and regional leading economic indicators appear to have bottomed out and commenced to turn up. Earnings of cyclical sectors are also being revised upwards. Recognizing the fact that sentiment remains fragile, an improving global economic outlook is favorable to the equity markets of Greater China.

As expected, Chinese economy demonstrated strong resillience while the region struggled with the global slowdown. China's GDP grew 7.3% over the year. Although export growth have started to slow down since May, overall growth still held up well as strong retail sales, capital inflow and fixed asset investments have mitigated the negative impact of slowing exports. Nevertheless, there have been more signs of slowdown domestically towards the end of the year and CPI has returned to deflatioary territory. Admittedly China needs to adopt more expansionary monetary and fiscal policies to maintain the growth. Measures such as new investments funded by additional state bond issues and reductions in interest rates are generally expected.

Events over 2001 have some positive long-term implications. The successful bid for Olympic and the APEC meeting in Shanghai have not only raised China's international profile, but also boosted confidence and sentiment locally. Admission into WTO should pave the way for economic reform going forward. The improvement in Sino-US relationships after the September 11 events also helps reduce political risks facing the Greater China markets.

Over the past year, the investable universe of Chinese stocks has changed in two major ways. Energy entered the scene as a new sector with the privatization of all three major oil companies. Private enterprises also emerged as a new breed of investment alternative, widely known as "Private Chips". However, despite the novel business models of these companies, investors have turned cautious towards selected counters after the initial "honeymoon period". Given the limited track record of these companies, we have adopted a very cautious approach in investing into their shares.

Regulatory uncertainties resurfaced as the major risk of investing in Chinese companies in various important sectors like telecommunication, oil and petrochemical, aviation and power utilities. As a result, Chinese equities have given back all their gains registered earlier in 2001 and are trading at the lower end of historic trading range. The markets appear to be discounting a significant amount of bad news. On the other hand, liquidity is ample and it is only a question of time before it moves and seeks higher return in riskier assets. As such, we remain optimistic on the outlook of Greater China equities in 2002.

BARING ASSET MANAGEMENT (ASIA) LIMITED
Hong Kong

February 9, 2002

PORTFOLIO OF INVESTMENTS
December 31, 2001

       SHARES              DESCRIPTION                                                           VALUE
                                                                                                (NOTE 1)
                           EQUITIES - 98.7%
                           CHINA - 25.6%
                           BUILDING MATERIALS - 1.1%
       6,882,000           Anhui Conch Cement                                                  $1,518,007
                                                                                               ----------
                           CONSUMPTION - 0.3%
       1,500,000           Tsingtao Brewery Co. Ltd. "H"                                          384,726
                                                                                               ----------
                           ENERGY - 2.9%
       21,500,000          PetroChina Co. Ltd.                                                  3,804,944
                                                                                               ----------
                           MACHINERY & ENGINEERING - 1.8%
       2,030,700           Shanghai Zhenhua Port Machinery "B"                                  2,333,274
                                                                                               ----------
                           PETROCHEMICAL - 5.3%
       24,700,000          China Petroleum & Chemical "H"+                                      3,389,311
       11,918,000          Sinopec Yizheng Chemical Fibre Co. Ltd.                              1,451,970
       12,404,000          Sinopec Zhenhai Refining & Co.                                       2,290,630
                                                                                               ----------
                                                                                                7,131,911
                                                                                               ----------
                           TRANSPORTATION - 3.8%
       2,000,000           China Shipping Development Inc. "H"                                    318,041
       2,113,160           Dazhong Transportation Group "B"                                     2,022,294
       3,560,000           Travelsky Technology Ltd. *                                          2,762,079
                                                                                               ----------
                                                                                                5,102,414
                                                                                               ----------
                           UTILITIES - 7.3%
       14,238,000          Beijing Datang Power Co. "H"                                         4,519,131
       6,452,000           Huaneng Power International Inc. "H"                                 3,888,865
       1,600,000           Zhejiang Southeast Electric Power "B"                                1,283,200
                                                                                               ----------
                                                                                                9,691,196
                                                                                               ----------

       SHARES              DESCRIPTION                                                           VALUE
                                                                                                (NOTE 1)
                           MISCELLANEOUS - 3.1%
       13,856,000          Jiangxi Copper Co.                                                  $1,617,000
       7,960,000           Yanzhou Coal Mining Co. "H"                                          2,526,498
                                                                                               ----------
                                                                                                4,143,498
                                                                                               ----------
                           Total China                                                         34,109,970
                                                                                               ----------
                           HONG KONG -68.3%
                           AUTOMOBILES - 4.0%
       6,500,000           Brilliance China Auto Holdings Ltd.                                  1,192,011
       13,200,000          Denway Motors Ltd.                                                   4,105,030
                                                                                               ----------
                                                                                                5,297,041
                                                                                               ----------
                           CONGLOMERATES - 12.0%
       4,000,000           China Resources Enterprise+                                          3,719,022
       1,057,000           Citic Pacific Ltd.                                                   2,351,826
       1,026,400           Hutchison Whampoa                                                    9,937,892
                                                                                               ----------
                                                                                               16,008,740
                                                                                               ----------
                           CONSUMPTION - 4.5%
       2,944,000           Esprit Holdings Ltd.                                                 3,322,394
       3,220,000           Giordano International Ltd.                                          1,424,642
       2,512,000           Texwinca Holdings Ltd.                                               1,199,987
                                                                                               ----------
                                                                                                5,947,023
                                                                                               ----------
                           ELECTRICAL & ELECTRONICS - 8.3%
       3,080,000           Johnson Electric Holdings                                            3,238,883
       5,342,000           Kingboard Chemical Holdings Ltd.                                     3,425,347
       8,724,000           Legend Holdings Ltd.+                                                4,447,167
                                                                                               ----------
                                                                                               11,111,397
                                                                                               ----------
                           ENERGY - 2.5%
       3,542,000           CNOOC Ltd.                                                           3,338,617
                                                                                               ----------

       SHARES              DESCRIPTION                                                           VALUE
                                                                                                (NOTE 1)
                           FINANCIALS - 8.8%
       1,222,400           Bank of East Asia                                                   $2,633,621
       5,600,000           Citic Ka Wah Bank Ltd.+                                              1,421,949
       260,000             Guoco Group+                                                         1,437,081
       930,000             Hong Kong Exchanges & Clearing                                       1,413,292
       3,845,000           Industrial & Commercial Bank of China (Asia) Ltd.                    3,624,219
       332,200             Wing Lung Bank                                                       1,239,719
                                                                                               ----------
                                                                                               11,769,881
                                                                                               ----------
                           INFRASTRUCTURE - 2.3%
       800,000             Cheung Kong Infrastructure                                           1,246,513
       3,000,000           Hopewell Holdings Ltd.+                                              1,779,360
                                                                                               ----------
                                                                                                3,025,873
                                                                                               ----------
                           MEDIA - 1.5%
       468,000             Television Broadcasting Ltd.                                         2,028,585
                                                                                               ----------
                           REAL ESTATE DEVELOPMENT - 2.4%
       303,000             Cheung Kong Holdings                                                 3,147,446
                                                                                               ----------
                           TELECOMMUNICATION - 13.4%
       3,891,000           China Mobile Ltd.*                                                  13,697,278
       2,000,000           China Unicom*                                                        2,205,765
       1,673,000           Smartone Telecommunications*                                         1,995,306
                                                                                               ----------
                                                                                               17,898,349
                                                                                               ----------
                           TRANSPORTATION - 2.3%
       1,820,000           Cathay Pacific Airways Ltd.                                          2,334,007
       4,518,000           China National Aviation                                                735,835
                                                                                               ----------
                                                                                                3,069,842
                                                                                               ----------

       SHARES              DESCRIPTION                                                           VALUE
                                                                                                (NOTE 1)
                           MISCELLANEOUS - 6.3%
       4,754,000           China Merchants Holdings International+                            $ 3,048,315
       2,500,000           Euro-Asia Agricultural*                                                586,708
       3,076,000           Li & Fung Ltd.                                                       3,451,637
       5,260,000           Roadshow Holdings Ltd.*                                              1,382,835
                                                                                              -----------
                                                                                                8,469,495
                                                                                              -----------
                           Total Hong Kong                                                     91,112,289
                                                                                              -----------
                           TAIWAN - 4.8%
                           ELECTRICAL & ELECTRONICS - 4.8%
       863,000             Compal Electronics Inc.                                              1,091,405
       590,000             Delta Electronic Industrial Co.                                      1,021,316
       801,480             Hon Hai Precision Industry                                           3,669,150
       834,946             Winbond Electronics Corp.                                              606,799
                                                                                              -----------
                                                                                                6,388,670
                                                                                              -----------
                           Total Equities
                            (cost $131,197,464)                                               131,610,929
                                                                                              -----------
       WARRANTS
                           WARRANTS - 0.0%
       534,200             Kingboard Chemical Holdings Ltd. expiring 12/31/02
                            (cost $0)                                                              39,049
                                                                                               ----------
       PRINCIPAL
       AMOUNT
       (000)
                           TIME DEPOSIT - 0.3%
       $375                Brown Brothers Harriman & Co.,
                           Grand Cayman, 2.00%**, 01/02/02
                           (cost $375,000)                                                        375,000
                                                                                             ------------
                           TOTAL INVESTMENTS - 99.0% (cost $131,572,464)                      132,024,978
                           Other assets in excess of liabilities - 1.0%                         1,380,755
                                                                                             ------------
                           NET ASSETS - 100%                                                 $133,405,733
                                                                                             ============

---------------------------------------
*        Non-income producing security.
+        Security, or a portion thereof, was on loan at December 31, 2001.
**       Variable rate account - rate resets on a monthly basis;
         amount available upon 48 hours notice. The rate shown is the rate in effect on December 31, 2001.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS
Investments, at value (cost $131,572,464)                       $132,024,978
Investments of collateral received for
securities on loan, at value (cost $9,244,140)                     9,244,140
Cash (including foreign currency with
a cost of $1,869,415 and a value of $1,853,782)                    1,871,542
Dividends & interest receivable                                       20,490
                                                                ------------
Total assets                                                     143,161,150
                                                                ------------
LIABILITIES
Collateral for securities on loan                                  9,244,140
Investment management fees payable                                   140,978
Administration fees payable                                           23,831
Accrued expenses                                                     346,468
                                                                ------------
Total liabilities                                                  9,755,417
                                                                ------------
NET ASSETS                                                      $133,405,733
                                                                ============
COMPOSITION OF NET ASSETS
Common stock, $0.001 par value;
12,593,049 shares issued and outstanding
(100,000,000 shares authorized)                                 $     12,593
Paid-in-capital in excess of par                                 168,504,749
Undistributed net investment income                                  495,148
Accumulated net realized loss on investments                     (36,043,632)
Net unrealized appreciation of investments
and other assets and liabilities
denominated in foreign currencies                                    436,875
                                                                ------------
NET ASSETS                                                      $133,405,733
                                                                ============
Shares Outstanding                                                12,593,049
                                                                ------------
NET ASSET VALUE PER SHARE                                       $      10.59
                                                                ============

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2001

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $22,097)         $  3,297,335
Interest                                                             290,054
                                                                ------------
Total investment income                                            3,587,389
                                                                ------------
EXPENSES
Investment management fees and related expenses                    1,821,337
Custodian and accounting fees                                        344,257
Administration fees and related expenses                             322,927
Directors' fees and expenses                                         285,462
Shareholder reports                                                  112,258
Legal fees                                                            94,563
Audit fees                                                            43,355
New York Stock Exchange listing fee                                   33,250
Transfer agent fees and expenses                                       5,342
Miscellaneous expenses                                                12,177
                                                                ------------
Total expenses                                                     3,074,928
                                                                ------------
Net investment income                                                512,461
                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on:
Investments                                                        7,986,582
Foreign currency transactions                                        (16,913)
                                                                ------------
                                                                   7,969,669
                                                                ------------
Net change in unrealized appreciation/depreciation
of investments and other assets and liabilities
denominated in foreign currencies                                (10,916,643)
                                                                ------------
Net realized and unrealized loss on investments
and foreign currency transactions                                 (2,946,974)
                                                                ------------
NET DECREASE IN NET ASSETS
FROM INVESTMENT OPERATIONS                                      $ (2,434,513)
                                                                ============

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                           FOR THE YEAR       FOR THE YEAR
                                              ENDED              ENDED
                                        DECEMBER 31, 2001  DECEMBER 31, 2000
                                        -----------------  -----------------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS

Net investment income                        $    512,461       $    728,269
Net realized gain (loss) on investments
and foreign currency transactions               7,969,669         (7,864,398)
Net change in unrealized
appreciation/depreciation of
investments and other assets and
liabilities denominated in
foreign currencies                            (10,916,643)          (327,116)
                                        -----------------  -----------------
Total loss from
investment operations                          (2,434,513)        (7,463,245)
                                        -----------------  -----------------
DIVIDENDS TO SHAREHOLDERS

From net investment income                       (721,582)          (424,386)
                                        -----------------  -----------------
Net decrease in net assets                     (3,156,095)        (7,887,631)
NET ASSETS

Beginning of year                             136,561,828        144,449,459
                                        -----------------  -----------------
End of year (including undistributed
net investment income of $495,148
and $721,182, respectively)                  $133,405,733       $136,561,828
                                        =================  =================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Greater China Fund, Inc. (the "Fund") was incorporated in Maryland on May 11, 1992, as a non-diversified, closed-end management investment company. The Fund's investment objective is to seek long-term capital appreciation by investing substantially all of its assets in listed equity securities of companies which derive or are expected to derive a significant portion of their revenues from goods produced or sold, investments made or services performed in China. Investment operations commenced on July 23, 1992.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

VALUATION OF INVESTMENTS

All securities for which market quotations are readily available are valued at the last sale price on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase was greater than 60 days, unless the Fund's Board of Directors determines that such value does not represent the fair value of such securities. Securities and assets for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are recorded on the trade date (the date on which the buy or sell order is executed). Realized gains and losses on investments and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends which are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends.

FOREIGN CURRENCY TRANSLATION

The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the closing rate of exchange on the valuation date; and

(ii) purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain or loss is included in net realized gain or loss on investments and net change in unrealized appreciation or depreciation on investments.

Net foreign currency gain or loss from valuing foreign currency denominated assets and liabilities at period end exchange rates is reflected as a component of net unrealized appreciation or depreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain or loss is treated as ordinary income for income tax reporting purposes.

SECURITY LENDING

The Fund may lend up to 27.5% of its total assets to qualified institutions. When the Fund lends its securities, it continues to earn dividends and other income on such securities. Under the terms of the securities lending agreement, the securities on loan are to be secured at all times by cash or liquid securities in an amount at least equal to 105% of the market value of the foreign securities on loan, which are marked to market daily. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities on loan should the borrower fail financially. The Fund's lending agent is UBS PaineWebber Inc. ("UBS PaineWebber"), a wholly-owned indirect subsidiary of UBS AG. UBS PaineWebber is authorized to invest the cash collateral received in short-term securities, including investments in affiliated mutual funds. Any income from investments of cash collateral in excess of agent fees and of a predetermined rebate to the borrowers is retained by the Fund and is included in interest income. For non-cash collateral, the Fund earns a net fee, after payment of lending agents' fees paid by the borrowers. For the year ended December 31, 2001, net earnings to the Fund from securities lending was $121,422, after deducting the borrowers' rebate of $969,332 and UBS PaineWebber fees of $65,349, of which $3,423 was payable to UBS PaineWebber at December 31, 2001. The market value of the securities on loan and the cash collateral received with respect to such loans at December 31, 2001 was $8,580,135 and $9,244,140, respectively.

At December 31, 2001, the Fund's investments from cash collateral for securities on loan are as follows:

   SHARES                          MONEY MARKET FUNDS                                 VALUE
------------             -------------------------------------------               -----------
 3,003,211               Aim Liquid Assets Fund                                    $ 3,003,211
       368               Aim Prime Fund                                                    368
 3,181,674               Brinson Private Money Market Fund LLC                       3,181,674
 3,058,887               Scudder Money Market Series - Institutional                 3,058,887
                                                                                   -----------
                                                                                   $ 9,244,140
                                                                                   ===========

DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. As a result of permanent book/tax differences primarily attributable to a net realized loss on foreign currency transactions, $16,913 has been reclassified from undistributed net investment income to accumulated net realized loss on investments. Net assets were not affected by these reclassifications.

TAX STATUS

UNITED STATES
The Fund generally intends to distribute all or substantially all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for U.S. federal income tax is required. The Fund's Board of Directors, under certain circumstances, may determine to retain a portion of the Fund's taxable income, if such retention is in the best interest of the Fund and its shareholders.

CHINA
Presently, as a result of a ruling issued in July 1993 (the "July Ruling"), The People's Republic of China ("PRC") State Administration of Taxation determined that dividends paid on B shares and dividends received from a PRC company, the shares of which are listed on non-PRC securities exchanges, including dividends paid with respect to H shares, will not for the time being be subject to PRC withholding tax. However, there is no assurance that the July Ruling will remain in effect for the entire period that such shares are held by the Fund, as it is a temporary provision. Based on the July Ruling, capital gains from the sale of B shares and shares of a PRC company listed on a non-PRC securities exchange, including H shares, will not for the time being be subject to 20% withholding tax.

Capital gains with respect to debt securities of PRC companies are not covered by the July Ruling and may be subject to 10% withholding tax. The withholding tax on capital gains on debt securities was reduced from 20% to 10%, via a circular issued by the Chinese State Council on November 18, 2000. This circular is a temporary provision and does not specify the expiration date.

In the future, were the above provisions to be reversed, dividends received and capital gains derived with respect to investments in securities of PRC companies would be subject to withholding tax at a maximum rate of 20%, however lower treaty rates may apply.

HONG KONG
Under current Hong Kong law, no income tax is charged on dividends or other distributions received by any person with respect to investments in Hong Kong securities. However, income received and gains realized by any person in the course of a trade, profession or business carried on in Hong Kong may be subject to Hong Kong profits tax. It is the intention of the Fund to conduct its affairs in such a manner that it will not be subject to such profits tax. To the extent that the Fund were to derive any profit from such a trade, profession or business, its profit from the trading of securities (including interest, dividends and capital gains) would be subject to profits tax, which is currently a flat rate of 16% for corporations.

OTHER FOREIGN COUNTRIES
The Fund may be subject to certain taxes on dividends, capital gains and other income imposed by the other foreign countries in which it invests.

NOTE 2. INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENTS

The Fund has an investment management agreement ("Investment Management Agreement") with Baring Asset Management (Asia) Limited (the "Investment Manager"), an indirect wholly-owned subsidiary group of ING Group N.V. Under the terms of the Investment Management Agreement, the Investment Manager manages the Fund's investments in accordance with the Fund's investment objectives, policies and restrictions, and makes investment decisions on behalf of the Fund, including the selection of and the placing of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. As compensation for its services, the Investment Manager receives a monthly fee, computed weekly, at an annual rate of 1.25% of the Fund's average weekly net assets.

Brinson Advisors, Inc. (the "Administrator"), an indirect wholly-owned asset management subsidiary of UBS AG, has an administration agreement ("Administration Agreement") with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator receives a monthly fee, computed weekly, at an annual rate of 0.22% of the Fund's average weekly net assets up to $75 million and 0.20% of such net assets in excess of $75 million, subject to a minimum annual fee of $150,000.

NOTE 3. TRANSACTIONS WITH AFFILIATES

The Investment Manager, out of its own assets, pays UBS Warburg LLC ("UBS Warburg"), an indirect wholly-owned subsidiary of UBS AG, a quarterly fee at an annual rate of 0.10% of the Fund's average weekly net assets in consideration for certain consulting and shareholder support services (not including advice or recommendations regarding the purchase or sale of investment securities). For the year ended December 31, 2001, $141,953 was paid or accrued by the Investment Manager, not the Fund, to UBS Warburg for such services.

Certain employees of the Administrator serve as officers of the Fund and an employee of UBS PaineWebber serves as a director of the Fund.

NOTE 4.  PORTFOLIO SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at December 31, 2001 was $131,572,464. Accordingly, net unrealized appreciation of $452,514 was composed of gross appreciation of $19,538,770 for those securities having an excess of value over cost and gross depreciation of $19,086,256 for those securities having an excess of cost over value.

For the year ended December 31, 2001, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $51,688,414 and $45,441,766, respectively.

NOTE 5. CAPITAL STOCK

There are 100,000,000 shares of $0.001 par value capital stock authorized. There were no transactions in shares of common stock during the years ended December 31, 2001 and 2000.

NOTE 6. CONCENTRATION OF RISK

The Fund may have elements of risk, not typically associated with investments in the United States, due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable United States companies.

NOTE 7. DISTRIBUTION TO SHAREHOLDERS AND TAX BASIS

The tax character of distributions paid during the fiscal year ended December 31, 2001 and December 31, 2000 were as follows:

                                                                                   2001                  2000
                                                                             ----------            ----------
Distributions paid from ordinary income                                        $721,582              $424,386
                                                                             ----------            ----------
Total distributions paid                                                       $721,582              $424,386
                                                                             ==========            ==========

As of December 31, 2001 the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                                  $507,957
                                                                           ------------
Accumulated earnings                                                           $507,957
Accumulated capital
and other losses                                                           ($36,056,441)
Unrealized appreciation                                                        $436,875
                                                                           ------------
Total accumulated deficit                                                  ($35,111,609)

On December 31, 2001, the Fund had a net capital loss carryforward of approximately $36,043,632, of which $11,212,437 will expire on December 31, 2006, $16,280,648 will expire on December 31, 2007, and $8,550,547 will expire on December31, 2008. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2001, the Fund deferred to January 1, 2002, post october currency losses of $12,809.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH YEAR IS PRESENTED BELOW:

                                                      FOR THE YEAR ENDED
                                                          DECEMBER 31,
                                                     ---------------------
                                                             2001
                                                          ----------
Net asset value, beginning of year                        $    10.84
                                                          ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)                                    0.04
Net realized and unrealized gain (loss) on
investments and foreign currency transactions                  (0.23)
                                                          ----------
Total from investment operations                               (0.19)
                                                          ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                     (0.06)
In excess of net investment income                                --
From net realized gain on investments                             --
                                                          ----------
Total dividends and distributions to shareholders              (0.06)
                                                          ----------
Net asset value, end of year                              $    10.59
                                                          ==========
Market value, end of year                                 $     8.76
                                                          ==========
TOTAL INVESTMENT RETURN (1)                                     7.67%
                                                          ==========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000 omitted)                     $  133,406
Ratio of expenses to average net assets                         2.17%
Ratio of net investment income (loss)
to average net assets                                           0.36%
Portfolio turnover                                                33%

(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(2) The ratio of expenses to average net assets excluding excise taxes was 2.29%.

                                                     FOR THE YEAR ENDED             FOR THE YEARS ENDED
                                                         DECEMBER 31,                   DECEMBER 31,
                                                    ---------------------   ----------------------------------
                                                           2000               1999        1998          1997
                                                         ---------          --------   ----------     --------
Net asset value, beginning of year                       $   11.47          $   8.43   $    13.46     $  19.49
                                                         ---------          --------   ----------     --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)                                  0.06              0.03        (0.01)       (0.09)
Net realized and unrealized gain (loss) on
investments and foreign currency transactions                (0.66)             3.01        (4.10)       (2.32)
                                                         ---------          --------   ----------     --------
Total from investment operations                             (0.60)             3.04        (4.11)       (2.41)
                                                         ---------          --------   ----------     --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                   (0.03)               --           --           --
In excess of net investment income                              --                --           --        (0.13)
From net realized gain on investments                           --                --        (0.92)       (3.49)
                                                         ---------          --------   ----------     --------
Total dividends and distributions to shareholders            (0.03)               --        (0.92)       (3.62)
                                                         ---------          --------   ----------     --------
Net asset value, end of year                             $   10.84          $  11.47   $     8.43     $  13.46
                                                         =========          ========   ==========     ========
Market value, end of year                                $    8.19          $   8.38   $     6.13     $  10.88
                                                         =========          ========   ==========     ========
TOTAL INVESTMENT RETURN (1)                                  (1.86)%           36.73%      (36.35)%      (7.29)%
                                                         =========          ========   ==========     ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000 omitted)                    $ 136,562          $144,449   $  106,183     $169,518
Ratio of expenses to average net assets                       2.01%             2.23%        2.59%(2)     1.88%
Ratio of net investment income (loss)
to average net assets                                         0.49%             0.36%       (0.06)%      (0.41)%
Portfolio turnover                                              53%               36%          41%          82%

REPORT OF INDEPENDENT AUDITORS, ERNST & YOUNG LLP

To the Board of Directors and Shareholders of The Greater China Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Greater China Fund, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 2001, and the related statements of operations, and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2000 and the financial highlights for each of the four years in the period ended December 31, 2000, were audited by other auditors whose report dated February 14, 2001, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2001 financial statements and financial highlights referred to above, and audited by us, present fairly, in all material respects, the financial position of The Greater China Fund, Inc. at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP

New York, New York
February 15, 2002

SUPPLEMENTAL INFORMATION (UNAUDITED)

BOARD OF DIRECTORS
The Fund is governed by a Board of Directors each of whom serves for a three year term, and may be re-elected to additional terms. The table below shows, for each Director, his or her name and age, the position held with the Fund, the length of time served as a Director of the Fund, the Director's principal occupations during the last five years, and other directorships held by such Director.

DIRECTORS

                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS
                                POSITION(S)                                                       IN FUND
                               HELD WITH THE                                                      COMPLEX
                               FUND; LENGTH            PRINCIPAL OCCUPATION(S) AND OTHER          OVERSEEN
NAME, ADDRESS (AGE)           OF TIME SERVED        DIRECTORSHIPS HELD DURING PAST 5 YEARS       BY DIRECTOR
-------------------------     ---------------      -----------------------------------------     -----------
Edward Y. Baker (67)          Director             Consultant; Chairman, SSgA Canada                 1
15 Artinger Court             since 1992           Advisory Committee; Trustee, Rogers
Toronto, Ontario                                   Sugar Income Fund; previously President,
Canada, M3BIJ                                      Chief Executive Officer, HOOPP
                                                   Investment Management Limited and
                                                   Chief Investment Officer, Hospitals of
                                                   Ontario Pension Fund.

Richard B. Bradley (64)       Chairman             Director of The Aberdeen New Dawn                 1
Baring Asset Management       and Director         Investment Trust Limited; Director of
155 Bishopsgate               since 1992           Sports Advisor, Plc; previously Group
London EC2M 3XY                                    Managing Director of Asia Equity
                                                   Holdings.

John A. Hawkins (59)          Director             Formerly an Executive with                        1
Bank of Bermuda               since 1992           The Bank of Bermuda Ltd.;
(Guernsey) Ltd.                                    retired on June 30, 2001 after 25 years
Bermuda House                                      service with the Group as Executive
St Julian's Avenue                                 Vice President of Private Clients;
St Peter Port Guernsey                             Director of All Points Multi-Manager
GY1 3NF Channel Islands                            Plc; Edinburgh Pacific & Income
                                                   Trust Ltd; SR Global Fund Inc;
                                                   MW Japan Fund Ltd.; MW Nippon Fund
                                                   Ltd.; Liberty, Ermitage Seltz Fund Ltd.

Hugh G. Lynch (64)            Director             Trustee of Morgan Grenfell Investment             1
434 Bogert Avenue             since 2000           Trust; previously Managing Director of
Ridgewood, N.J. 07450                              International Investments at General
                                                   Motors Asset Management.
Jonathan J.K. Taylor (58)     Director             Chairman and Managing Director of                 1
Dragon Partners Ltd.          since 1992           Dragon Partners Limited; Director,
Moorhead James,                                    Schroder Japan Growth Fund Limited;
21 New Fetter Lane,                                Director, Onyx Country Estates Limited;
London EC4A 1AW                                    previously Director of Baring Asset
                                                   Management Limited and Baring Asset
                                                   Management (Holdings) Limited;
                                                   Director, AVK Securities & Finance
                                                   Limited (Russia).

                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS
                                POSITION(S)                                                       IN FUND
                               HELD WITH THE                                                      COMPLEX
                               FUND; LENGTH            PRINCIPAL OCCUPATION(S) AND OTHER          OVERSEEN
NAME, ADDRESS (AGE)           OF TIME SERVED        DIRECTORSHIPS HELD DURING PAST 5 YEARS       BY DIRECTOR
-------------------------     ---------------      -----------------------------------------     -----------
Tak Lung Tsim (55)            Director             Principal, T.L. Tsim & Associates                 1
Century Square                since 1992           Ltd.; Member of Li Po Chun United
1 D'Aguilar Street                                 World College of Hong Kong;
Suite 1001, 10th Floor                             Director of Playmates Interactive
Central, Hong Kong                                 Entertainment Limited; Director of
                                                   New-Alliance Asset Management
                                                   (Asia) Ltd; Director of Far Eastern
                                                   Polychem Industries; Director of China
                                                   Medical Sciences Ltd.

INTERESTED DIRECTORS

                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS
                                POSITION(S)                                                       IN FUND
                               HELD WITH THE                                                      COMPLEX
                               FUND; LENGTH            PRINCIPAL OCCUPATION(S) AND OTHER          OVERSEEN
NAME, ADDRESS (AGE)           OF TIME SERVED        DIRECTORSHIPS HELD DURING PAST 5 YEARS       BY DIRECTOR
-------------------------     ---------------      -----------------------------------------     -----------
John A. Bult (65)*            Director             Chairman of PaineWebber                           1
1285 Avenue of the Americas,  since 1992           International Inc.; Director of The
37th Floor,                                        Germany Fund, Inc.; The New
New York, N.Y. 10019                               Germany Fund, Inc.; The Central
                                                   European Equity Fund, Inc.; The
                                                   France Growth Fund, Inc.

Richard Graham (43)*          Director             Director, Head of Institutional                   1
Baring Asset Management       since 1993           Marketing and Director Asset Allocation
155 Bishopsgate                                    Team Baring Asset Management;
London EC2M 3XY                                    Director of Care for Children; Member
                                                   of Executive Council China Britain
                                                   Business Council; previously head of
                                                   Group ING Barings in China and
                                                   Chairman of the British Chamber
                                                   of Commerce in Shanghai.

* Directors considered by the Fund and its counsel to be "interested persons" (which as used in this annual report is as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's Investment Manager. Mr. Graham is deemed to be an interested person due to his affiliation with the Fund's Investment Manager, Baring Asset Management (Asia) Ltd., 19/F Edinburgh Tower, 15 Queen's Road Central, Hong Kong, or affiliates thereof. Mr. Bult is deemed to be an interested person because of his affiliation with affiliates of UBS PaineWebber Inc., the lead manager of the underwriting syndicate in connection with the initial public offering of the Fund's shares.

OFFICERS

                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS
                                POSITION(S)                                                       IN FUND
                               HELD WITH THE                                                      COMPLEX
                               FUND; LENGTH            PRINCIPAL OCCUPATION(S) AND OTHER          OVERSEEN
NAME, ADDRESS (AGE)           OF TIME SERVED        DIRECTORSHIPS HELD DURING PAST 5 YEARS       BY DIRECTOR
-------------------------     ---------------      -----------------------------------------     -----------
Ronald G.M. Watt (55)         President            Director of Institutional & Mutual Fund           7
Baring Asset Management       since 1998           Group of Baring Asset Management
155 Bishopsgate                                    Limited;
London EC2M 3XY

Sam Lau (32)                   Vice President      Director of Institutional Goup                    1
Baring Asset Management (Asia) since 1999          of Baring Asset Management
Edinburgh Tower, 19th Floor    (Asia) Limited.
15 Queens Road Central
Hong Kong

Paul H. Schubert (39)         Treasurer &          Executive Director and Head of the                1
Brinson Advisors, Inc         Secretary            Mutual Fund Finance Department of
51 West 52nd street           since 1999           Brinson Advisors, Inc.; Treasurer for
New York, NY 10019                                 investment companies for which Brinson
                                                   Advisors, Inc. serves as investment
                                                   adviser/administrator.

Kevin J. Mahoney (36)         Vice President       Director and Senior Manager of the                1
Brinson Advisors, Inc         since 2001           Mutual Fund Finance Department of
51 West 52nd street                                Brinson Advisors, Inc.; Vice President
New York, NY 10019                                 and Assistant Treasurer for investment
                                                   companies for which Brinson Advisors,
                                                   Inc. serves as investment adviser/
                                                   administor.

DIVIDEND REINVESTMENT PLAN (UNAUDITED)

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), each shareholder will be deemed to have elected, unless PFPC Inc. (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by the Plan Agent. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the plan agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Fund declares an income dividend or a capital gain distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value, or if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, the Plan Agent, as agent for the participants, will buy shares of Common Stock on the open market.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gain distributions. There will be no brokerage charge with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent c/o PFPC Inc., P.O. Box 8030, Boston, Massachusetts 02266. For further information regarding the plan, you may also contact the transfer agent directly at 1-800-331-1710.

                    SBP (City) Ltd. - London - 020-7378 6932

                        155 Bishopsgate, London EC2M 3XY
                         Telephone +44 (0)20-7628 6000
                         Facsimile +44 (0)20-7638 7928
                         Internet www.baring-asset.com

                          - LONDON - BOSTON - DUBLIN-
                            -FRANKFURT - GUERNSEY -
                      - HONG KONG - ISLE OF MAN - PARIS -
                           - SAN FRANCISCO - TAIWAN -
                              - TOKYO - TORONTO -


                               [BARING ASSET LOGO]
                                  BARING ASSET
                                   MANAGEMENT
                              MEMBER OF ING GROUP